Exhibit 1


                                 BNY Capital III
                       The Bank of New York Company, Inc.
                                 48 Wall Street
                            New York, New York 10286



                                Pricing Agreement


To the Underwriters named in
  Schedule I hereto

         c/o Morgan Stanley & Co. Incorporated (the "Representative") 1585 Broadway, 2d Floor
               New York, NY 10036


                                                              March 12, 1998


Ladies and Gentlemen:

         BNY Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust") and The Bank of New York Company, Inc., a New York corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions (December 1997) (the "Standard Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the preferred securities of the Designated Trust specified in Schedule II hereto. The Firm Designated Securities are herein referred to as the "Designated Securities." Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representative herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representative designated to act on behalf of itself and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Standard Provisions and the address of the Representative referred to in such Section 12 are set forth at the end of
Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         For purposes of rule 15c6-1 under the Securities Exchange Act of 1934, as amended, March 24, 1998 shall be the date for the payment of funds and delivery of securities pursuant to the offering contemplated by this Agreement and the Prospectus Supplement related to the Designated Securities.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representative as to the authority of the signers thereof.

                                Very truly yours,

                                THE BANK OF NEW YORK COMPANY, INC.


                                 By: /s/ Robert Keilman
                                     -------------------------------------
                                     Name:  Robert E. Keilman
                                     Title: Comptroller

                                 BNY CAPITAL III
                                 By: The Bank of New York Company,
                                       Inc., as Depositor

                                 By: /s/ Robert Keilman
                                     ------------------------------------
                                     Name:  Robert E. Keilman
                                     Title: Comptroller

Accepted as of the date hereof:

Morgan Stanley & Co. Incorporated
As Representative of the Underwriters
Named in Schedule I hereto


By: /s/ Michael Fusco
    -----------------
    Name:  Michael Fusco
    Title: Vice President

On behalf of each of the Underwriters
named on Schedule I hereto

                                   SCHEDULE I
                             (TO PRICING AGREEMENT)


                                                                 Number of Firm
                                                                   Designated
                                                                 Securities to
Underwriter                                                       be Purchased
-----------                                                      --------------

Morgan Stanley & Co. Incorporated                                  1,495,000
A.G. Edwards & Sons, Inc.                                          1,465,000
Goldman, Sachs & Co.                                               1,465,000
PaineWebber Incorporated                                           1,465,000
Prudential Securities Incorporated                                 1,465,000
Smith Barney Inc.                                                  1,465,000
BT Alex Brown Incorporated                                           120,000
Bear, Stearns Co. Inc.                                               120,000
CIBC Oppenheimer Corp.                                               120,000
Credit Suisse First Boston Corporation                               120,000
Donaldson, Lufkin & Jenrette
  Securities Corporation                                             120,000
Piper Jaffray Inc.                                                   120,000
Wheat First Securities, Inc.                                         120,000
Advest, Inc.                                                          60,000
Robert W. Baird & Co. Incorporated                                    60,000
J.C. Bradford & Co.                                                   60,000
Blaylock & Partners, L.P.                                             60,000
Cowen & Company                                                       60,000
Craigie Incorporated                                                  60,000
Crowell, Weedon & Co.                                                 60,000
Dain Rauscher Incorporated                                            60,000
Davenport & Company LLC                                               60,000
Fahnestock & Co. Inc.                                                 60,000
Fidelity Capital Markets, A Division of
  National Financial Services Corporation                             60,000
First Albany Corporation                                              60,000
First of Michigan Corporation                                         60,000
Gibraltar Securities Co.                                              60,000
H.J. Meyers & Co., Inc.                                               60,000
Interstate/Johnson Lane Corporation                                   60,000
J.J.B. Hilliard, W.L. Lyons, Inc.                                     60,000
Janney Montgomery Scott Inc.                                          60,000

Legg Mason Wood Walker, Incorporated                                 60,000
McDonald & Company Securities, Inc.                                  60,000
McGinn, Smith & Co., Inc.                                            60,000
Mesirow Financial, Inc.                                              60,000
Morgan Keegan & Company, Inc.                                        60,000
Muriel Siebert & Co., Inc.                                           60,000
NationsBanc Montgomery Securities LLC                                60,000
The Ohio Company                                                     60,000
Olde Discount Corporation                                            60,000
Raymond James & Associates, Inc.                                     60,000
The Robinson-Humphrey Company, LLC                                   60,000
Roney & Co., L.L.C.                                                  60,000
Scott & Stringfellow, Inc.                                           60,000
Stephens Inc.                                                        60,000
Sterne, Agee & Leach, Inc.                                           60,000
Stifel, Nicolaus & Company, Incorporated                             60,000
Sutro & Co. Incorporated                                             60,000
TD Securities (USA) Inc.                                             60,000
Tucker Anthony Incorporated                                          60,000
U.S. Clearing Corp.                                                  60,000
Wedbush Morgan Securities                                            60,000
                                                              -------------
         Total                                                   12,000,000
                                                              =============

                                   SCHEDULE II
                             (TO PRICING AGREEMENT)

DESIGNATED TRUST:

         BNY Capital III

TITLE OF DESIGNATED SECURITIES:

         7.05% Preferred Securities, Series D

AGGREGATE PRINCIPAL AMOUNT:

         Aggregate liquidation amount of Firm Designated Securities:
         $300,000,000 (12,000,000 shares)

INITIAL OFFERING PRICE TO PUBLIC

         100% of the liquidation amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

         100% of the liquidation amount of the Designated Securities

UNDERWRITERS' COMPENSATION:

         $ 0.7875 per Designated Security ($9,450,000 in the aggregate)

FORM OF DESIGNATED SHARES:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representative at least twenty-four hours prior to the Time of Delivery at the office of DTC.

ACCOUNT FOR PAYMENT OF PURCHASE PRICE:

         BNY Capital III
         Acct.  No. 6301555243 at
         The Bank of New York
         ABA No. 021000018

TRUST AGREEMENT:

         Amended and Restated Trust Agreement, dated as of March 24, 1998, between the Company and the Trustees named therein

GUARANTEE:

         Guarantee Agreement, dated as of March 24, 1998, between Company, as guarantor, and the Guarantee Trustee named therein

SUBORDINATED DEBENTURES:

         7.05% Junior Subordinated Debentures, Series D

         MATURITY:

                  March 1, 2028

         INTEREST RATE:

                  7.05%

INTEREST PAYMENT DATES:

                  March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 1998

EXTENSION PERIOD:

         20 consecutive quarters

REDEMPTION PROVISIONS:

         Not redeemable prior to March 24, 2003 except upon the occurrence of a Tax Event or a Capital Treatment Event.

         Special Event Redemption: Upon the occurrence of a Tax Event or a Capital Treatment Event, redeemable (in whole but not in part) at a price equal to 100% of the principal amount of the Series D Subordinated Debentures plus accrued and unpaid interest thereon to the date for redemption.

         Optional Redemption: Redeemable after March 24, 2003 (in whole or in part) at a price equal to 100% of the principal amount of the Series D Subordinated Debentures plus accrued and unpaid interest thereon to the date for redemption.

SINKING FUND PROVISIONS:

         No sinking fund provisions.

LISTING:

         The Designated Securities have been approved for listing on the New York Stock Exchange, subject to notice of issuance, and, if the Company elects to terminate the Designated Trust and to distribute the Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated Trust, the Company and the Designated Trust shall each use its best efforts to list the Subordinated Debentures on the New York Stock Exchange, prior to such distribution.

ACCOUNTANTS LETTERS:

         At the Time of Delivery, Ernst & Young LLP shall have delivered a letter in the form of Annex II hereto, pursuant to Section 7(g) of the Underwriting Agreement Standard Provisions (December 1997).

TIME OF DELIVERY:

         9:00 a.m., New York City time, March 24, 1998

NAMES OF UNDERWRITERS AND NUMBER
OF FIRM DESIGNATED SECURITIES TO BE PURCHASED:

         As described on Schedule I hereto.

CLOSING LOCATION:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004

NAMES AND ADDRESSES OF REPRESENTATIVE:

         Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, NY 10036

                                                                     ANNEX II

                               Accountants' Letter

         Pursuant to Section 7(g) of the Underwriting Agreement Standard Provisions (December 1997), the Company's independent certified public accountants shall furnish letters to the effect that:

         (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder, and the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;

         (ii) In their opinion, the consolidated financial statements, and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder; and they have made a review of the interim financial information of the Company and its subsidiaries for the periods specified in such letter in accordance with standards established by the American Institute of Certified Public Accountants;

         (iii) On the basis of limited procedures, not constituting an audit, consisting of a limited review of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) the unaudited information with respect to the annual consolidated results of operations and financial position for fiscal years which was included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year does not agree with the corresponding amount in the audited consolidated financial statements for such fiscal years which was included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three fiscal years;

              (B) the unaudited information with respect to the annual consolidated results of operations and financial position for such fiscal years which was included or incorporated by reference in the Prospectus does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three years;

              (C) the unaudited consolidated financial statements included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and published rules and regulations thereunder or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (D) any unaudited financial data included in the Prospectus as at any time, or for any period ending, after the end of the latest interim period covered by a Quarterly Report on Form 10-Q of the Company do not agree with the corresponding amounts in the unaudited consolidated financial statements from which such data are derived;

              (E) the unaudited financial data included in the Prospectus do not agree with the corresponding amounts in the unaudited financial statements which were not included in the Prospectus but from which were derived such financial data;

              (F) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated shareholders' equity or allowance for loan losses, in each case as compared with amounts shown in the latest consolidated statement of condition included or incorporated by reference in the Prospectus except in each case for changes which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (G) for the period from the date of the latest complete consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in (F) above there were any decreases in consolidated net interest income, net interest income after provision for loan losses, or the total or fully diluted per share amounts of net income of the Company, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

         (iv) In addition to the examination referred to in their reports included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraph (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), in exhibits to the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement Standard Provisions (December
1997) as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                 BNY CAPITAL III
                                 BNY CAPITAL IV
                                  BNY CAPITAL V

                              Preferred Securities
               guaranteed to the extent set forth in Guarantees by

                       THE BANK OF NEW YORK COMPANY, INC.

                   Underwriting Agreement Standard Provisions
                                 (December 1997)


         From time to time, BNY Capital III, BNY Capital IV or BNY Capital V, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and The Bank of New York Company, Inc., a New York corporation (the "Company"), as depositor of each Trust and as Guarantor, may enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement) shall issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") identified in Schedule I to the applicable Pricing Agreement (with respect to such Pricing Agreement, the "Firm Designated Securities") representing undivided beneficial interests in the assets of the Designated Trust. If specified in such Pricing Agreement, the Designated Trust may grant to the Underwriters the right to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities, if any, are collectively called the "Designated Securities." The proceeds of the concurrent sales of the Designated Securities to the public and of the common securities of the Designated Trust (the "Common Securities") to the Company are to be invested in junior subordinated deferrable interest debentures of the Company identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture dated as of December 25, 1996 between the Company and The First National Bank of Chicago, as trustee (the "Indenture"). The Designated Securities may be exchangeable into Subordinated Debentures as specified in
Schedule II to such Pricing Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Guarantee").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement identified in such Pricing Agreement (with respect to such Pricing Agreement, the "Trust Agreement").

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement Standard Provisions shall not be construed as an obligation of any Trust to sell any of its preferred securities or as an obligation of any underwriters to purchase any of such preferred securities. The obligation of any Trust to issue and sell any of its preferred securities and the obligation of any underwriters to purchase any of such preferred securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the maximum number of Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement with respect thereto or the Registration Statement and Prospectus as amended or supplemented) the terms of such Designated Securities. Any Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The standard provisions set forth herein will be incorporated by reference in any Pricing Agreement. The obligations of the Underwriters under each Pricing Agreement shall be several and not joint.

         2. Each of the Designated Trust and the Company, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

              (a) A registration statement on Form S-3 (File Nos. 333-40837 and 333-15951-01 through 333-40837-03) (the "Initial Registration Statement") in respect of the preferred securities of the Trusts, including the Designated Securities, and the junior subordinated deferrable interest debentures and guarantees of the Company, as guarantor, including the Subordinated Debentures and the Guarantee, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than the registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b)

         Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, but excluding Form T-1, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the preferred securities of the Trusts and the junior subordinated deferrable interest debentures and the guarantees of the Company related to such preferred securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of the relevant Pricing Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

              (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

              (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of The First National Bank of Chicago;

              (d) Since the date of the latest audited financial statements included in or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the creditworthiness of the Company and its subsidiaries on a consolidated basis otherwise than as set forth or contemplated in the Prospectus;

              (e) Each of the Company and The Bank of New York (the "Bank") has been duly organized and is validly existing as a corporation or banking corporation, as the case may be, and is an existing corporation or banking corporation, as the case may be, in good standing under the laws of the State of New York;

         All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued, are fully paid and non-assessable (except as provided in Article III of the Banking Law of the State of New York) and are owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (g) The Designated Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority (trust and other) to own its property and conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Designated Securities and to consummate the transactions contemplated by the Pricing Agreement with respect to such Designated Securities (including without limitation the provisions hereof incorporated by reference therein); the Designated Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Designated Trust; the Designated Trust has conducted and will conduct no business other than the transactions contemplated by the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust is not a party to or bound by any agreement or instrument other than the Pricing Agreement with respect to such Designated Securities (including without limitation the provisions hereof incorporated by reference therein), the Trust Agreement of the Designated Trust and the agreements and instruments contemplated by such Trust Agreement and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Pricing Agreement with respect to such Designated Securities (including without limitation the provisions hereof incorporated by reference therein) and the Trust Agreement of the Designated Trust and described in the Prospectus as amended and supplemented with respect to such Designated Securities; the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature; the Designated Trust is not, and at the Time of Delivery will not be, classified as an association taxable as a corporation for United States federal income tax purposes;

              (h) The Designated Securities have been duly authorized on behalf of the Designated Trust by the Company, as depositor of the Designated Trust, and, when the Firm Designated Securities are issued and delivered pursuant to the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Designated Securities, such Designated Securities will have been duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; and the preferred securities of the Designated Trust conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

              (i) The holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the issuance of the Designated Securities is not subject to preemptive or similar rights;

              (j) The Common Securities of the Designated Trust have been duly authorized on behalf of the Designated Trust by the Company, as depositor of the Designated Trust, and upon delivery by the Designated Trust to the Company against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and nonassessable beneficial interests in the Designated Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Company free and clear of liens, encumbrances, equities or claims;

              (k) The Guarantee, the Trust Agreement, the Subordinated Debentures, the Agreement as to Expenses and Liabilities and the Indenture (the Guarantee, the Trust Agreement, the Subordinated Debentures, the Agreement as to Expenses and Liabilities and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Trust Agreement, by the Issuer Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the Trustee named therein (the "Debenture Trustee"), and, in the case of the Subordinated Debentures, when validly issued by the Company and validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as exhibits to the Registration Statement, will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

              (l) The issue and sale of the Designated Securities and the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated Securities and the Over-allotment Option with respect to any Optional Designated Securities, the purchase of the Subordinated Debentures by the Designated Trust and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Designated Trust is a party or by which the Designated Trust is bound or to which any of the property or assets of the Designated Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Designated Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the purchase of the Subordinated Debentures by the Designated Trust or the consummation by the Designated Trust of the transactions contemplated by the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated Securities or the Trust Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

              (m) The issuance by the Company of the Guarantee, the compliance by the Company with all of the provisions of the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated

              Securities, the execution, delivery and performance by the Company of the Company Agreements, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or bylaws of the Company or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Company of the transactions contemplated by the Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated Securities or the Company Agreements except such as have been, or will have been obtained prior to the Time of Delivery and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

              (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries (including the Designated Trust), which might result in any material adverse change in the financial condition, shareholders' equity or results of operations of the Company and its subsidiaries (including the Designated Trust) considered as one enterprise;

              (o) Neither the Designated Trust nor the Company is, nor after giving effect to the offering and sale of the Designated Securities will either be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

              (p) Deloitte & Touche LLP, who have certified the financial statements of the Company and its subsidiaries included in or incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

              (q) The Pricing Agreement with respect to the Designated Securities (incorporating the provisions hereof) has been duly authorized, executed and delivered by the Company and the Designated Trust.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an

"Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities specified in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written notice from the Representatives to the Designated Trust and the Company, given within the period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered (the Second Time of Delivery as defined in Section 4 hereof), as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Company and the Designated Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which each of the Company and the Designated Trust has been advised by the Representatives have been attributed to such Underwriter, provided that, if each of the Company and the Designated Trust has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

         4. Certificates representing the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in immediately available funds to the account of the Designated Trust specified in such Pricing Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Designated Trust may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives and the Designated Securities may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         5. Each of the Designated Trust and the Company, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

              (a) To file the Prospectus as amended or supplemented with respect to the Designated Securities with the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be reasonably disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities or the Subordinated Debentures issuable upon termination of the Designated Trust for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Subordinated Debentures issuable upon termination of the Designated Trust for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Designated Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to nine months after the time of issue of the Prospectus in connection with the offering or sale of the Designated Securities or the Subordinated Debentures issuable upon termination of the Designated Trust and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a Prospectus in connection with sales of the Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

              (d) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11 (a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any preferred securities in any of the Trusts, any other beneficial interests in the assets of the Designated Trust or any other Trust, or any preferred securities or any other securities of the Designated Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Designated Trust, any other Trust or the Company that are subordinated to the Senior Debt (as defined in the Indenture) of the Company in a manner substantially similar to the subordination of the Subordinated Debentures without the prior written consent of the Representatives;

              (f) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Designated Securities as contemplated in the Pricing Agreement with respect to the Designated Securities and in the Prospectus Supplement as amended and supplemented with respect to the Designated Securities;

              (g) To furnish to the holders of the Designated Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

              (h) If the Company and the Designated Trust elect to rely upon Rule 462(b), the Company and the Designated Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement with respect to the Designated Securities, and the Company and the Designated Trust shall at the time of filing either pay to the

         Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trusts' and the Company's counsel and accountants in connection with the registration of the preferred securities of the Trusts and the guarantees and junior subordinated deferrable interest debentures of the Company under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, these standard provisions, the Pricing Agreement, the Trust Agreement, the Indenture, the Guarantee, any Blue Sky or similar investment surveys or memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities, the Guarantee and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities and the issuance of the Guarantee and the Subordinated Debentures; (vi) the cost of preparing the Designated Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Trust Agreement, the Indenture, the Guarantee and the Designated Securities; (viii) the cost of qualifying the Designated Securities with The Depository Trust Company; (ix) all fees and expenses in connection with listing the Designated Securities (and the Subordinated Debentures, if necessary) on the New York Stock Exchange and the cost of registering the Designated Securities (and the Subordinated Debentures, if necessary) under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations or the obligations of the Designated Trust under the applicable Pricing Agreement under any Over-allotment Options which are not otherwise specifically provided for in this
Section 6. It is understood, however, that, except as provided in this Section 6, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

              (b) Milbank, Tweed, Hadley & McCloy, Counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company and the formation of the Designated Trust, the validity of the Designated Securities, the Subordinated Debentures, the Guarantee, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Paul Immerman, Senior Counsel of The Bank of New York, shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) Each of the Company and the Bank has been duly
              incorporated and is an existing corporation or banking corporation, respectively, in good standing under the laws of the State of New York and the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented relating to the Designated Securities;

                   (ii) The Company Agreements have each been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Company Agreements conform to the descriptions thereof in the Prospectus as amended or supplemented; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act;

                   (iii) The Subordinated Debentures being issued at such Time of Delivery have been duly authorized in conformity with the terms of the Indenture, and when such Subordinated Debentures have been duly executed, authenticated and issued in conformity with the Indenture and delivered against payment in accordance with the Pricing Agreement with respect to the Designated Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (iv) The Designated Securities have been duly authorized by the Company, as depositor, on behalf of the Designated Trust;

                   (v) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company or the Designated Trust, as the case may be, on or prior to the date of such opinion under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Designated Securities by the Designated Trust to the Underwriters and the issuance, sale and delivery by the Company to the Designated Trust of the Subordinated Debentures and the execution and delivery by the Company of the Guarantee with respect to the Designated Securities, in accordance with the Pricing Agreement with respect to the Designated Securities, have been obtained or made (except that such counsel need express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries);

                   (vi) The Pricing Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

                   (vii) The execution and delivery by the Company of the
              Indenture, the Guarantee and the Pricing Agreement with respect to the Designated Securities do not, and the issuance of the Subordinated Debentures being issued at such Time of Delivery in accordance with the Indenture, the sale by the Company of the Subordinated Debentures as contemplated in the Prospectus as amended and supplemented and the performance by the Company of its obligations under the Company Agreements, the Pricing Agreement with respect to the Designated Securities and the Subordinated Debentures will not violate the Company's Restated Certificate of Incorporation, as amended, or By-Laws, in each case as in effect at the date of such opinion, result in a default under or breach of certain agreements specified in an annex to such opinion, in each case as in effect at the date of such opinion, or violate any existing Federal law of the United States or law of the State of New York applicable to the Company (except that such counsel need express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries, and insofar as performance by the Company of its obligations under the Indenture, the Pricing Agreement with respect to the Designated Securities and the Subordinated Debentures is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights); and

         [THE FOLLOWING OPINION SHALL NOT BE REQUIRED IF IT IS PROVIDED BY SULLIVAN & CROMWELL] (viii) Each part of the Registration Statement, when such part became effective, and the Prospectus, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; further, nothing which came to his attention in the course of his review (as described in such opinion) has caused him to believe that, insofar as relevant to the offering of the Designated Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures, the Expense Agreement and the Guarantees" and "Plan of Distribution" in the Prospectus and under the captions "Certain Terms of Series B Preferred Securities", "Certain Terms of Series B Subordinated Debentures" and "Underwriting" in the Prospectus as amended and supplemented insofar as they relate to provisions of documents therein described and that he does not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to the statements of the eligibility of the Trustee.]

              (d) Sullivan & Cromwell, special counsel to the Company, shall have furnished to the Representatives their opinion or opinions, dated each Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) The Indenture has been duly authorized, executed and
              delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (ii) The Subordinated Debentures being issued at such Time of
              Delivery have been duly authorized in conformity with the terms of the Indenture, and when such Subordinated Debentures have been duly executed, authenticated and issued in conformity with the Indenture and delivered against payment in accordance with this Agreement will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (iii) The Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (iv) The Pricing Agreement with respect to the Designated
              Securities has been duly authorized, executed and delivered by the Company;

                   (v) The Trust is not an "investment company" within the
              meaning of the Investment Company Act of 1940, as amended;

                   (vi) The statements set forth in the Prospectus under the
              captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures, the Expense Agreement and the Guarantees" and in the Prospectus as amended or supplemented under the captions "Certain Terms of Series B Preferred Securities" and "Certain Terms of Series B Subordinated Debentures" insofar as they purport to constitute summaries of certain terms of the Designated Securities, the Subordinated Debentures or the Company Agreements, in each case constitute accurate summaries of the terms of the Company Agreements and of such securities, as set forth in the Company Agreements, in all material respects; and

         [THE FOLLOWING OPINION SHALL NOT BE REQUIRED IF IT IS PROVIDED BY PAUL LMMERMAN] (vii) Each part of the Registration Statement, when such part became effective, and the Prospectus, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; further, nothing which came to their attention in the course of their review (as described in such opinion) has caused them to believe that, insofar as relevant to the offering of the Designated Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the

Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures, the Expense Agreement and the Guarantees" and "Plan of Distribution" in the Prospectus and under the captions "Certain Terms of Series B Preferred Securities", "Certain Terms of Series B Subordinated Debentures" and "Underwriting" in the Prospectus as amended and supplemented insofar as they relate to provisions of documents therein described and that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to the statements of the eligibility of the Trustee.]

              (e) Richards, Layton & Finger, special Delaware Counsel to the Designated Trust and the Company, shall have furnished to the Representatives, the Company and the Designated Trust such written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect that:

                   (i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

                   (ii) Under the Delaware Business Trust Act and the Trust
              Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

                   (iii) The Trust Agreement constitutes a valid and legally
              binding obligation of the Company and the Trustees, enforceable against each of the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (iv) Under the Delaware Business Trust Act and the Trust
              Agreement, the Designated Trust has the power and authority to (a) execute and deliver the Pricing Agreement relating to the Designated Securities (incorporating by reference the provisions hereof) and to perform its obligations under such Pricing Agreement, and (b) issue and perform its obligations under the Designated Securities and the Common Securities;

                   (v) Under the Delaware Business Trust Act and the Trust
              Agreement, the execution and delivery by the Designated Trust of the Pricing Agreement relating to the Designated Securities (incorporating by reference the provisions hereof) and the performance by the DesignatedTrust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Designated Trust;

                   (vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing the Designated Securities and the issuance of replacement certificates representing the Designated Securities and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                   (vii) The Common Securities have been duly authorized by the
              Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust;

                   (viii) Under the Delaware Business Trust Act and the Trust
              Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights;

                   (ix) The issuance and sale by the Designated Trust of
              Designated Securities and the Common Securities, the execution and delivery of the Pricing Agreement (incorporating by reference the provisions hereof) with respect to the Designated Securities and performance by the Designated Trust of such Pricing Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

                   (x) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware;

                   (xi) Assuming that the Designated Trust derives no income
              from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Designated Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware;

              (f) Sullivan & Cromwell, tax counsel for the Designated Trust and the Company, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "Certain Federal Income Tax Consequences";

              (g) At each Time of Delivery with respect to the Designated Securities, Ernst & Young LLP (and/or, if specified in the Pricing Agreement relating to such Designated Securities, one or more other independent accountants acceptable to the Representatives) shall have furnished to you a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto or as may otherwise be agreed in an additional schedule to the Pricing Agreement with respect to such Designated Securities;

              (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended and supplemented with respect to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as so amended and supplemented, the effect of which is in the Representatives' judgment after consultation with the Company so material and adverse as to make it impractical or inadvisable to proceed with the public offering of the Designated Securities on the terms and in the manner contemplated in the Prospectus as so amended and supplemented;

              (i) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating);

              (j) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or

         New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

              (k) If required by the Pricing Agreement relating to the Designated Securities, the Designated Securities to be sold by the Designated Trust at the respective Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

              (l) The Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by each of the Designated Trust and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and(h) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company and the Designated Trust will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Designated Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representative expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Designated Trust against any losses, claims, damages or liabilities to which the Company or the Designated Trust may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein; and will reimburse the Company or the Designated Trust, as the case may be, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         No indemnifying party shall without the prior written consent of the indemnified party effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof, referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Designated Trust on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Designated Trust on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Designated Trust on the one hand and the Underwriters of the Designated Securities on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Designated Trust bear to the total compensation received by such Underwriters in connection with the offering of Designated Securities, in each case as set forth in the footnote to the table on the cover page of the Prospectus as amended and supplemented with respect to the Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Designated Trust on the one hand or the Underwriters of the Designated Securities on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Designated Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter of the Designated Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities purchased by it were resold by it as contemplated in the Prospectus exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company and the Designated Trust under this
Section 8 shall be in addition to any liability which the Company or the Designated Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or the Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or such Optional Designated Securities, as the case may be, then the Designated Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust and the Company that they have so arranged for the purchase of such Designated Securities, or the Designated Trust and the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Designated Trust and the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Designated Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in these standard provisions shall include any person substituted under this
Section 9 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Company as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or the Over- allotment Option relating to such Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment

Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Designated Trust or the Company, except for the expenses to be borne by the Designated Trust, the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust, the Company and the several Underwriters, as set forth herein or made by or on behalf of them, respectively, pursuant hereto, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust, the Company, or any officer or director or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Designated Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust as provided herein, the Designated Trust and the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Company, as the case may be, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. Each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Designated Trust and the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Designated Trust or the

Company and each person who controls the Designated Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. Each Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                       ANNEX I


                                Pricing Agreement


To the Underwriters named in
  Schedule I hereto

         c/o [Names and Addresses of Representatives]

                                                         ----------- ----, ----

Dear Sirs:

         BNY Capital _________________, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust") and The Bank of New York Company, Inc., a New York corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions (December 1997) (the "Standard Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the preferred securities of the Designated Trust specified in Schedule II hereto. The Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase are herein referred to as the "Designated Securities." Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in
Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

         The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of [30] calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives, the Company and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us [ten] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                     Very truly yours,

                                     THE BANK OF NEW YORK COMPANY, INC.


                                     By: ______________________________________
                                         Name:
                                         Title:


                                    BNY CAPITAL _______________________________
                                    By:  The Bank of New York Company,
                                           Inc., as Depositor


                                    By: _______________________________________
                                         Name:
                                         Title:


Accepted as of the date hereof:

[Name(s) of Representative(s)]
As Representatives of the Underwriters
Named in Schedule I hereto


__________________________________


By: ______________________________
    Name:
    Title:

On behalf of each of the Underwriters
named on Schedule I hereto

                                   SCHEDULE I
                             (TO PRICING AGREEMENT)



-------------------------------------------------------------------------------
                                                                Number of
                                         Number                 Maximum
                                         of  Firm               Optional
                                         Designated             Designated
                                         Securities to          Securities to
Underwriter                              be Purchased           be Purchased
-----------                              -------------          -------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[Number of Representatives]............
-------------------------------------------------------------------------------
[Name of  Underwriters]................
-------------------------------------------------------------------------------
Total                                    -------------          -------------
-------------------------------------------------------------------------------
                                         =============          =============
-------------------------------------------------------------------------------

                                   SCHEDULE II
                             (TO PRICING AGREEMENT)

DESIGNATED TRUST:

         BNY Capital_____________________

TITLE OF DESIGNATED SECURITIES:

         _______%_________________________ Preferred Securities, Series _______

AGGREGATE PRINCIPAL AMOUNT:

         [Aggregate liquidation amount] [Number] of Firm Designated
         Securities:  [$]_________________

         Maximum [aggregate liquidation amount] [Number] of Optional Designated Securities: [$]____________________

INITIAL OFFERING PRICE TO PUBLIC

         [$____ per Designated Security] [_______% of principal amount of the Designated Securities]

PURCHASE PRICE BY UNDERWRITERS:

         [$_____ per Designated Security] [________% of the principal amount of the Designated Securities]

UNDERWRITERS' COMPENSATION:

         $_____ per Designated Security

FORM OF DESIGNATED SHARES:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

ACCOUNT FOR PAYMENT OF PURCHASE PRICE:

         ___________________________________________

TRUST AGREEMENT:

         Amended and Restated Trust Agreement dated
         _____________, between the Company and the Trustees named therein

GUARANTEE:

         Guarantee Agreement, dated as of between Company, as guarantor, and Guarantee Trustee

SUBORDINATED DEBENTURES:

         _____% Junior Subordinated Debentures, Series _____

         MATURITY:


         INTEREST RATE:

                  --------%

         INTEREST PAYMENT DATES:


         EXTENSION PERIOD:

                  [20 quarters]

         REDEMPTION PROVISIONS:

         SINKING FUND PROVISIONS:

                  No sinking fund provisions.

[LISTING:

                  The Company and the Designated Trust shall each use its best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock Exchange and, if the Corporation elects to terminate the Designated Trust and to distribute the Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated Trust, to use its best efforts to list the Subordinated Debentures, subject to notice of issuance, on the New York Stock Exchange, prior to such distribution.]

[ACCOUNTANTS LETTERS:

         At each Time of Delivery, [insert relevant provisions, if required]

[FIRST] TIME OF DELIVERY:

         9:00 a.m., New York City time _________ ___, _______

[SECOND TIME OF DELIVERY:

         The time and date specified in the notice [delivered/to be delivered] by the Underwriters pursuant to Section 3 of the Standard Provisions.]

NAMES OF UNDERWRITERS AND NUMBER
OF FIRM DESIGNATED SECURITIES AND
MAXIMUM NUMBER OF OPTIONAL DESIGNATED
SECURITIES TO BE PURCHASED:

         As described on Schedule I hereto.

CLOSING LOCATION:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York

NAMES AND ADDRESSES OF REPRESENTATIVES:

                                                                       ANNEX II

                               Accountants' Letter

         Pursuant to Section 7(g) of the Underwriting Agreement Standard Provisions (December 1997), the Company's independent certified public accountants shall furnish letters to the effect that:

         (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder, and the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;

         (ii) In their opinion, the consolidated financial statements, and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder; and they have made a review of the interim financial information of the Company and its subsidiaries for the periods specified in such letter in accordance with standards established by the American Institute of Certified Public Accountants;

         (iii) On the basis of limited procedures, not constituting an audit, consisting of a limited review of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) the unaudited information with respect to the annual consolidated results of operations and financial position for fiscal years which was included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year does not agree with the corresponding amount in the audited consolidated financial statements for such fiscal years which was included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three fiscal years;

              (B) the unaudited information with respect to the annual consolidated results of operations and financial position for such fiscal years which was included or incorporated by reference in the Prospectus does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three years;

              (C) the unaudited consolidated financial statements included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and published rules and regulations thereunder or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (D) any unaudited financial data included in the Prospectus as at any time, or for any period ending, after the end of the latest interim period covered by a Quarterly Report on Form 10-Q of the Company do not agree with the corresponding amounts in the unaudited consolidated financial statements from which such data are derived;

              (E) the unaudited financial data included in the Prospectus do not agree with the corresponding amounts in the unaudited financial statements which were not included in the Prospectus but from which were derived such financial data;

              (F) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated shareholders' equity or allowance for loan losses, in each case as compared with amounts shown in the latest consolidated statement of condition included or incorporated by reference in the Prospectus except in each case for changes which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (G) for the period from the date of the latest complete consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in (F) above there were any decreases in consolidated net interest income, net interest income after provision for loan losses, or the total or fully diluted per share amounts of net income of the Company, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

              (iv) In addition to the examination referred to in their reports included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraph (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), in exhibits to the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement Standard Provisions (December
1997) as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


                                       -3-